EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, C.J. Johnson, the Chief Executive Officer of Mechanics Bancorp, (the "Company"), hereby certify, that, to my knowledge:
1.The Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 17, 2025	By:	/s/ C.J. Johnson
C.J. Johnson
President and Chief Executive Officer